Exhibit 99.1

The following tables represent the segment contribution of Allergan plc for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015:

	Three Months Ended June 30, 2016
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$636.1	$—	$318.7	$954.8
Medical Aesthetics	419.8	—	284.1	703.9
Gastroenterology	—	442.0	—	442.0
Neurosciences & Urology	326.3	—	—	326.3
CNS	—	317.5	—	317.5
Women’s Health	—	296.1	—	296.1
Medical Dermatology	97.1	—	—	97.1
Anti - Infectives	—	63.1	—	63.1
Other	9.6	330.4	154.2	494.2

Net revenue	$1,488.9	$1,449.1	$757.0	$3,695.0

Cost of sales	75.1	214.9	115.0	405.0
Selling & marketing	287.8	332.7	207.2	827.7
General & administrative	46.0	43.7	30.9	120.6

Segment contribution	$1,080.0	$857.8	$403.9	$2,341.7

Contribution margin	72.5%	59.2%	53.4%	63.4%

Corporate				308.4
Research and development				636.5
Amortization				1,633.1

In-process research and development impairments				268.9

Asset sales & impairments, net				(17.6)

Operating income/(loss)				(487.6)

Operating margin				-13.2%

	Three Months Ended March 31, 2016
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$533.0	$—	$291.5	$824.5
Medical Aesthetics	373.9	—	244.9	618.8
Gastroenterology	—	403.6	—	403.6
Neurosciences & Urology	306.8	—	—	306.8
CNS	—	321.6	—	321.6
Women’s Health	—	263.7	—	263.7
Medical Dermatology	69.0	—	—	69.0
Anti - Infectives	—	51.5	—	51.5
Other	16.0	413.3	136.9	566.2

Net revenue	$1,298.7	$1,453.7	$673.3	$3,425.7

Cost of sales	70.7	219.6	99.2	389.5
Selling & marketing	264.6	277.3	187.3	729.2
General & administrative	39.2	42.2	27.6	109.0

Segment contribution	$924.2	$914.6	$359.2	$2,198.0

Contribution margin	71.2%	62.9%	53.3%	64.2%

Corporate				372.4
Research and development				403.1
Amortization				1,589.7

In-process research and development impairments				6.0

Asset sales & impairments, net				(1.7)

Operating income/(loss)				(171.5)

Operating margin				-5.0%

	Three Months Ended December 31, 2015
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$618.1	$—	$295.0	$913.1
Medical Aesthetics	383.6	—	246.4	630.0
Gastroenterology	—	436.9	—	436.9
Neurosciences & Urology	301.7	—	—	301.7
CNS	—	356.0	—	356.0
Women’s Health	—	281.3	—	281.3
Medical Dermatology	106.5	—	—	106.5
Anti - Infectives	—	50.5	—	50.5
Other	10.3	410.0	149.5	569.8

Net revenue	$1,420.2	$1,534.7	$690.9	$3,645.8

Cost of sales	75.6	235.5	107.1	418.2
Selling & marketing	247.8	277.6	175.0	700.4
General & administrative	22.2	16.5	31.9	70.6

Segment contribution	$1,074.6	$1,005.1	$376.9	$2,456.6

Contribution margin	75.7%	65.5%	54.6%	67.4%

Corporate				727.8
Research and development				430.6
Amortization				1,584.9

In-process research and development impairments				14.0

Asset sales & impairments, net				268.9

Operating income/(loss)				(569.6)

Operating margin				-15.6%

	Three Months Ended September 30, 2015
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$539.9	$—	$281.5	$821.4
Medical Aesthetics	340.1	—	214.8	554.9
Gastroenterology	—	398.6	—	398.6
Neurosciences & Urology	291.4	—	—	291.4
CNS	—	406.7	—	406.7
Women’s Health	—	268.0	—	268.0
Medical Dermatology	107.8	—	—	107.8
Anti - Infectives	—	52.3	—	52.3
Other	17.4	426.4	164.3	608.1

Net revenue	$1,296.6	$1,552.0	$660.6	$3,509.2

Cost of sales	71.6	227.5	108.3	407.4
Selling & marketing	236.2	262.8	155.8	654.8
General & administrative	17.2	17.5	33.3	68.0

Segment contribution	$971.6	$1,044.2	$363.2	$2,379.0

Contribution margin	74.9%	67.3%	55.0%	67.8%

Corporate				642.6
Research and development				1,260.5
Amortization				1,557.8

In-process research and development impairments				300.0

Asset sales & impairments, net				(4.4)

Operating income/(loss)				(1,377.5)

Operating margin				-39.3%

	Three Months Ended June 30, 2015
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$578.6	$—	$301.7	$880.3
Medical Aesthetics	366.2	—	262.2	628.4
Gastroenterology	—	373.2	—	373.2
Neurosciences & Urology	277.7	—	—	277.7
CNS	—	560.8	—	560.8
Women’s Health	—	219.4	—	219.4
Medical Dermatology	120.7	—	—	120.7
Anti - Infectives	—	44.1	—	44.1
Other	4.5	410.5	153.2	568.2

Net revenue	$1,347.7	$1,608.0	$717.1	$3,672.8

Cost of sales	74.4	238.0	111.8	424.2
Selling & marketing	247.8	309.2	196.1	753.1
General & administrative	20.9	18.1	35.0	74.0

Segment contribution	$1,004.6	$1,042.7	$374.2	$2,421.5

Contribution margin	74.5%	64.8%	52.2%	65.9%

Corporate				831.7
Research and development				349.7
Amortization				1,515.7

In-process research and development impairments				197.6

Asset sales & impairments, net				2.9

Operating income/(loss)				(476.1)

Operating margin				-13.0%

	Three Months Ended March 31, 2015
(unaudited; $ in millions)	US Specialized Therapeutics	US General Medicine	International	TOTAL
Eye Care	$94.7	$—	$40.5	$135.2
Medical Aesthetics	55.1	—	32.9	88.0
Gastroenterology	—	366.6	—	366.6
Neurosciences & Urology	68.1	—	—	68.1
CNS	—	517.6	—	517.6
Women’s Health	—	229.3	—	229.3
Medical Dermatology	20.9	—	—	20.9
Anti - Infectives	—	41.9	—	41.9
Other	6.5	488.3	45.3	540.1

Net revenue	$245.3	$1,643.7	$118.7	$2,007.7

Cost of sales	14.2	208.5	23.7	246.4
Selling & marketing	41.0	345.1	42.3	428.4
General & administrative	8.0	53.2	7.4	68.6

Segment contribution	$182.1	$1,036.9	$45.3	$1,264.3

Contribution margin	74.2%	63.1%	38.2%	63.0%

Corporate				864.6
Research and development				317.7
Amortization				785.4

In-process research and development impairments				—

Asset sales & impairments, net				4.6

Operating income/(loss)				(708.0)

Operating margin				-35.3%